UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 8, 2014

ASSOCIATED BANC-CORP

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay, Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard.

On December 8, 2014, the Board of Directors of Associated Banc-Corp (the “Company”) authorized the transfer of the listing of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), and its Warrants (expiring November 21, 2018) (the “Warrants”) from the NASDAQ Global Select Market (“NASDAQ”) to the New York Stock Exchange (the “NYSE”) and the NYSE MKT, respectively.  On December 10, 2014, the Company notified NASDAQ of its intention to complete the transfer.

The Company expects that the Common Stock and the Warrants will trade on NASDAQ until market close on December 22, 2014, and will commence trading on the NYSE and the NYSE MKT, respectively, on December 23, 2014.  The Common Stock will trade under the symbol ASB and the Warrants will trade under the symbol ASB WS.

A copy of the news release issued by the Company in connection with the transfer is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 3.01.

Item 9.01.

 Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release issued by Associated Banc-Corp on December 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Dated: December 11, 2014	By: /s/ Randall J. Erickson
Randall J. Erickson Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit

Number               Description

99.1

      Press Release issued by Associated Banc-Corp on December 10, 2014.

4